UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2014

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 24, 2014, Cisco Systems, Inc. (the “Company”) entered into an underwriting agreement with Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the several underwriters named therein in connection with the offer and sale of senior notes in an underwritten public offering (the “Offering”). The Offering is expected to be completed on March 3, 2014. The underwriting agreement includes the terms and conditions for the debt securities, indemnification and contribution obligations, and other terms and conditions customary in agreements of this type. Upon completion of the Offering, the following debt securities (collectively, the “Notes”) will be issued by the Company:

Floating Rate Notes due 2015. The aggregate principal amount of Floating Rate Notes due 2015 (the “2015 Floating Rate Notes”) will be $850,000,000. These notes will mature on September 3, 2015 and bear interest at a floating rate of three-month LIBOR plus 0.05% per annum, reset and payable quarterly on March 3, June 3, September 3 and December 3 of each year, commencing June 3, 2014. The 2015 Floating Rate Notes will not be redeemable by the Company.

Floating Rate Notes due 2017. The aggregate principal amount of Floating Rate Notes due 2017 (the “2017 Floating Rate Notes”) will be $1,000,000,000. These notes will mature on March 3, 2017 and bear interest at a floating rate of three-month LIBOR plus 0.28% per annum, reset and payable quarterly on March 3, June 3, September 3 and December 3 of each year, commencing June 3, 2014. The 2017 Floating Rate Notes will not be redeemable by the Company.

Floating Rate Notes due 2019. The aggregate principal amount of Floating Rate Notes due 2019 (the “2019 Floating Rate Notes”) will be $500,000,000. These notes will mature on March 1, 2019 and bear interest at a floating rate of three-month LIBOR plus 0.50% per annum, reset and payable quarterly on March 1, June 1, September 1 and December 1 of each year, commencing on June 1, 2014. The 2019 Floating Rate Notes will not be redeemable by the Company.

1.100% Senior Notes due 2017. The aggregate principal amount of 1.100% Senior Notes due 2017 (the “2017 Fixed Rate Notes”) will be $2,400,000,000. These notes will mature on March 3, 2017 and bear interest at a fixed rate of 1.100% per annum, payable semi-annually on March 3 and September 3 of each year, commencing September 3, 2014. The 2017 Fixed Rate Notes will be redeemable, in whole or in part at any time or from time to time, at the Company’s option, at the applicable “make-whole premium” redemption price described below.

2.125% Senior Notes due 2019. The aggregate principal amount of 2.125% Senior Notes due 2019 (the “2019 Fixed Rate Notes”) will be $1,750,000,000. These notes will mature on March 1, 2019 and bear interest at a fixed rate of 2.125% per annum, payable semi-annually on March 1 and September 1 of each year, commencing September 1, 2014. The 2019 Fixed Rate Notes will be redeemable, in whole or in part at any time or from time to time, at the Company’s option, at the applicable “make-whole premium” redemption price described below.

2.900% Senior Notes due 2021. The aggregate principal amount of 2.900% Senior Notes due 2021 (the “2021 Fixed Rate Notes”) will be $500,000,000. These notes will mature on March 4, 2021 and bear interest at a fixed rate of 2.900% per annum, payable semi-annually on March 4 and September 4 of each year, commencing September 4, 2014. The 2021 Fixed Rate Notes will be redeemable, in whole or in part at any time or from time to time, at the Company’s option, at the applicable “make-whole premium” redemption price described below.

3.625% Senior Notes due 2024. The aggregate principal amount of 3.625% Senior Notes due 2024 (the “2024 Fixed Rate Notes”) will be $1,000,000,000. These notes will mature on March 4, 2024 and bear interest at a fixed rate of 3.625% per annum, payable semi-annually on March 4 and September 4 of each year, commencing September 4, 2014. The 2024 Fixed Rate Notes will be redeemable, in whole or in part at any time or from time to time, at the Company’s option, at the applicable “make-whole premium” redemption price described below.

The “make-whole premium” redemption price will be equal to the greater of (a) 100% of the principal amount of the Notes to be redeemed and (b) the sum of the present values of the remaining scheduled payments thereon discounted to the date of redemption, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate (as defined in the Notes) plus 10 basis points with respect to the 2017 Fixed Rate Notes, 10 basis points with respect to the 2019 Fixed Rate Notes, 15 basis points with respect to the 2021 Fixed Rate Notes and 15 basis points with respect to the 2024 Fixed Rate Notes. Accrued interest will be paid to but excluding the relevant redemption date.

The Notes will be issued pursuant to an Indenture to be executed between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee. The Notes will be unsecured and will rank equally in right of payment with all of the Company’s other existing and future senior unsecured indebtedness. The Notes will structurally rank junior to all liabilities of the subsidiaries of the Company.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-194090) (the “Registration Statement”). In connection with the Offering, the Company is filing the underwriting agreement as Exhibit No. 1.1 to this current report on Form 8-K, which is to be incorporated by reference in its entirety into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Document

1.1	Underwriting Agreement, dated February 24, 2014, among the Company and Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: February 26, 2014	By:	/s/ Evan Sloves

	Name:	Evan Sloves
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Document

1.1	Underwriting Agreement, dated February 24, 2014, among the Company and Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.